Exhibit 10.6(b)

           AMENDED AND RESTATED CHANGE-IN-CONTROL PROTECTIVE AGREEMENT
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THIS AGREEMENT entered into this 1st day of October, 2003, by and between HCB BANCSHARES, INC. (the "Company") and SCOTT A. SWAIN (the "Employee"), effective on the date (the "Effective Date") this agreement is executed.

WHEREAS, the Company deems it to be in its best interest to enter into this Agreement in order to provide the Employee with security in the event of a Change in Control of the Company, and thereby to facilitate his retention and ensure an orderly transition following a Change in Control; and

WHEREAS, the parties desire by this writing to set forth their understanding as to their respective rights and obligations in the event a Change in Control occurs with respect to the Company.

NOW, THEREFORE, the undersigned parties AGREE as follows:

1.   Defined Terms
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     When used anywhere in the Agreement, the following terms shall have the meaning set forth herein.

     (a)  "Affiliate"  shall  mean  any  "parent   corporation"  or  "subsidiary
          corporation" of the Company, as the terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b)  "Change in Control" shall be deemed to have occurred if:

          (i)  as a  result  of,  or in  connection  with,  any  initial  public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were Directors of the Company before such transaction cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

          (ii) the Company transfers substantially all of its assets to another corporation which is not an Affiliate of the Company;

          (iii)the  Company  sells   substantially  all  of  the  assets  of  an
               Affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale;

          (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or

          (v) the Company is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Company.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to
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     occur solely by reason of a transaction in which the Company creates an independent holding company in connection therewith.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

     (d) "Code Sec.280G Maximum" shall mean product of 2.99 and his "base amount" as defined in Code Sec.280G(b)(3).

     (e) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing:

          (i) the requirement that the Employee move his personal residence, or perform his principal functions, more than thirty (30) miles from his primary office as of the date of the Change in Control;

          (ii) a material reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time;

          (iii)the failure by the Company to continue to provide the Employee with compensation and benefits provided for on the date of the Change in Control, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the Change in Control;

          (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position;

          (v) a failure to elect or reelect the Employee to the Board of Directors of the Company, if the Employee is serving on such Board on the date of the Change in Control;

          (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Company; or

          (vii)a material reduction in the secretarial or other administrative support of the Employee.

     (f) "Just Cause" shall mean, in the good faith determination of the Company's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company.

     (g)  "Protected  Period"  shall mean the period that begins on the date one
          (1) year before the Change in Control and ends on the closing date of the Change in Control.

     (h) "Trust" shall mean a grantor trust designed in accordance with Revenue Procedure 92-64 and having a trustee independent of the Company.

2.   Trigger Events
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     The Employee shall be entitled to collect the severance benefits set forth in Section 3 of this Agreement in the event that:

     (i)  a Change in Control occurs, or

     (ii) the Company or its successor(s) in interest terminate the Employee's employment for any reason other than Just Cause during the Protected Period.

3.   Amount of Severance Benefit
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     If the Employee becomes entitled to collect severance  benefits pursuant to
     Section 2 hereof, the Company shall pay (if not paid by HEARTLAND Community Bank pursuant to the Change-in-Control Protective Agreement between the Bank and the Employee) the Employee a severance benefit equal to the difference between the Code Sec. 280G Maximum and the sum of any other
     "parachute payments" as defined under Code Sec. 280G(b)(2) that the Employee receives on account of the Change in Control. Said sum shall be paid in one (1) lump sum within ten (10) days of the later of the date of the Change in Control and the Employee's last day of employment with the Company, provided that the Employee may elect at any time or before becoming entitled to collect benefits hereunder, to have such benefits be paid in substantially equal installments over a period of up to ten (10) years.

     In the event that the Employee and the Company agree that the Employee has collected an amount exceeding the Code Sec. 280G Maximum, the parties may jointly agree in writing that such excess  shall be treated as a loan ab initio  which the  Employee
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     shall repay to the Company, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

4.   Funding of Grantor Trust upon Change in Control
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     Not later than ten (10) business days after a Change in Control, the Company shall

     (i) deposit in a Trust an amount equal to the Code Sec. 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and

     (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

     Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date 12 months after the Change in Control, the trustee of the Trust shall pay to the Company the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

     During the 12-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three (3) business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Company via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Company, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Company provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Company. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three (3) days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Company, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

5.   Covenant Not to Compete
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     If the Employee voluntarily terminates employment for any reason within 30 days of the date of a Change in Control or for Good Reason within twelve
     (12) months of the date of a Change in Control, or is terminated without Just Cause within twelve (12) months of the date of a Change in Control, the Company shall pay (if not paid by HEARTLAND

     Community Bank pursuant to the Change-in-Control Protective Agreement between the Bank and the Employee) the Employee an amount equal to the Employee's annual base compensation in effect on the date of the Change in Control. Such sum shall be paid in one lump sum within then (10) days of the Employee's last day of employment with the Company. In consideration of the payment to be made to him under this Section 5, the Employee agrees as follows:

     (a) The parties recognize that the Employee's reputation and business and personal relationships are of significant benefit to the Company. The parties further recognize that the Company is in direct competition with certain banks and other similar institutions. Therefore, the Employee agrees that for a period of twelve (12) months following his termination of employment he will not accept employment or serve in any capacity with any bank, savings bank or savings and loan association the deposits or accounts or shares of which are insured by the Federal Deposit Insurance Corporation or credit union the deposits or accounts or shares of which are insured by the National Credit Union Administration or any holding company for such bank, savings bank, savings and loan association or credit union or other entity controlling, controlled by or under common control with such financial institution at a principal place of employment within the following Arkansas counties: Ouachita, Union and Columbia.

     (b) For a period of one (1) year following his termination of employment, the Employee will not solicit or induce any person who is an employee of the Company, or any entity controlling, controlled by or under common control with the Company, or any successor to either, or any person who was such on the date of his termination of employment, to become employed by any other person or entity or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by other persons.

     (c) The Employee acknowledges that during the course of his employment with the Company he has and will continue to receive, obtain or become aware of, and will have access to proprietary information, lists and records of customers and trade secrets which are the property of the Company which are not known by competitors or generally by the public ("Proprietary Information") and recognizes that such Proprietary Information to be valuable and unique assets of the Company. For a period of three (3) years following his termination of employment, the Employee agrees to hold the Proprietary Information in the strictest confidence and agrees not to use or disclose any Proprietary Information, directly or indirectly, at any time for any purpose, or to use for the Employee's benefit or the benefit of any person, or entity (other than the Company or an affiliate of or successor thereto), any Proprietary Information, and to use Employee's best efforts to prevent such prohibited use or disclosure by any other persons.

     (d) The Employee hereby acknowledges that his duties and responsibilities under this Section 5) are unique and that irreparable injury may result to the Company or an affiliate of or successor thereto in the event of a breach of the terms and conditions of this Section 5, which may be difficult to ascertain, and that the award of damages would not be adequate relief to the Company or affiliate or successor. The Employee therefore agrees that in the event of his breach of any of the terms or conditions of this Section 5, the Company or it successor shall have the right, without posting any bond or other security, to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies in law or equity to which it may be entitled against the Employee. If at the time of the enforcement of any provision of this Section 5 a court shall hold that the period or scope of the provisions thereof are unreasonable under the circumstances then existing, the parties hereby agree that the maximum period or scope under the circumstances shall be substituted for the period or scope stated in such provision.

6.   Term of the Agreement
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     This Agreement shall remain in effect for the period commencing on the Effective Date and ending on the earlier of

     (i)  the date 36 months after the Effective Date, and

     (ii) the date on which the Employee terminates employment with the Company;

     provided that the Employee's rights hereunder shall continue following the termination of this employment with the Company under any of the circumstances described in Section 2 hereof. Additionally, on each annual anniversary date from the Effective Date, the term of this Agreement shall be extended for an additional one-year period beyond the then effective expiration date provided the Board of Directors of the Company determines in a duly adopted resolution that the performance of the Employee has met the requirements and standards of the respective Boards, and that this Agreement shall be extended.

7.   Termination or Suspension Under Federal Law
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     (a) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     (b)  If  the  Employee  is  removed  and/or  permanently   prohibited  from
          participating in the conduct of the Company's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Company under this Agreement shall terminate, as of the effective date of the order, but the vested rights of the parties shall not be affected.

     (c) If the Company is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this paragraph shall not affect the vested rights of the parties.

     (d) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Company:

          (i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of FDIA; or

          (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

     (e) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) and (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Company's affairs, the Company's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company shall

          (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and

          (ii) reinstate (in whole or in part) any of its obligations which were suspended.

8.   Expense Reimbursement
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     In the event that any dispute arises between the Employee and the Company as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Agreement or to defend against any action taken by the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement in favor of the Employee in a court of competent jurisdiction or in binding arbitration under the rules of the American Arbitration Association. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Company written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

9.   Successors and Assigns
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     (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly to indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

     (b) Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

10.  Amendments
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     No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

11.  Applicable Law
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     Except to the extent preempted by Federal law, the laws of the State of Arkansas shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

12.  Tax Withholding
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     The Company may withhold all Federal and state income or other taxes from any amount payable under this Agreement as shall be required by any law, government regulation or ruling.

13.  Severability
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     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

14.  Entire Agreement
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     This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

ATTEST:                                     HCB Bancshares, Inc.



/s/ Paula J. Bergstrom                      By:  /s/ Vida H. Lampkin
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Secretary                                        Its Chairman of the Board

WITNESS:


/s/ Paula J. Bergstrom                      /s/ Scott A. Swain
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                                            Scott A. Swain